SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Recon Capital Series Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
__________________________________________________________________________________
2)	Aggregate number of securities to which transaction applies:
__________________________________________________________________________________
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________
4)	Proposed maximum aggregate value of transaction:
__________________________________________________________________________________
5)	Total fee paid:
__________________________________________________________________________________
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:
__________________________________________________________________________________
2)	Form, Schedule or Registration Statement No.:
__________________________________________________________________________________
3)	Filing Party:
__________________________________________________________________________________
4)	Date Filed:
__________________________________________________________________________________

BullMark LatAm Select Leaders ETF

Recon Capital DAX Germany ETF

Recon Capital NASDAQ 100 Covered Call ETF

Recon Capital USA Managed Risk ETF

each a series of

Recon Capital Series Trust

1 Landmark Square, 8th Floor

Stamford, Connecticut 06901

IMPORTANT NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 5, 2017

Dear Shareholders:

The Board of Trustees of Recon Capital Series Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of BullMark LatAm Select Leaders ETF, Recon Capital DAX Germany ETF, Recon Capital NASDAQ 100 Covered Call ETF and Recon Capital USA Managed Risk ETF (each a “Fund and together the “Funds”), to be held at the office of Thompson Hine LLP, 335 Madison Avenue, 11th Floor, New York, New York 10017-4611, on January 5, 2017 at 10:00 AM, Eastern time. Shareholders are being asked to vote on two proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Recon Capital Advisors, LLC. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment management fees and other fund fees and expenses are remaining the same.

2.	To vote for the election of John L. Jacobs to the Trust’s Board of Trustees. (Shareholders of all of the Funds voting together must approve this proposal with respect to the Trust.) The nominee currently serves as a Trustee of the Trust.

Shareholders are also being asked to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Trust’s Board of Trustees unanimously recommends that you approve both proposals.

Shareholders of record at the close of business on December 1, 2016 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at proxyonline.com/docs/[__________].pdf.

By Order of the Board of Trustees

Garrett K. Paolella, President

November 21, 2016

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

BullMark LatAm Select Leaders ETF

Recon Capital DAX Germany ETF

Recon Capital NASDAQ 100 Covered Call ETF

Recon Capital USA Managed Risk ETF

each a series of

Recon Capital Series Trust

with its principal offices at

1 Landmark Square

Stamford, CT 06901

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 5, 2017

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Recon Capital Series Trust (the “Trust”) on behalf of BullMark LatAm Select Leaders ETF, Recon Capital DAX Germany ETF, Recon Capital NASDAQ 100 Covered Call ETF and Recon Capital USA Managed Risk ETF (each a “Fund” and together the “Funds”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the office of Thompson Hine, LLP, 335 Madison Avenue, New York, New York 10017-4611, on January 5, 2017, at 10:00 AM, Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about December 9, 2016.

Shareholders are being asked to vote on two proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Recon Capital Advisors, LLC. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment management fees and other fund fees and expenses are remaining the same.
1

2.	To vote for the election of John L. Jacobs to the Trust’s Board of Trustees. (Shareholders of all of the Funds voting together must approve this proposal with respect to the Trust.) The nominee currently serves as a Trustee of the Trust.

	Proposal 1: Investment Advisory Agreement	Proposal 2: Election of John L. Jacobs
Shareholders of each Fund, voting separately	✓
Shareholders of all of the funds voting together		✓

The Trust’s Board of Trustees unanimously recommends that you approve both proposals.

Only shareholders of record at the close of business on December 1, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund, 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901 or by calling 1-844-723-8637.

2

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND RECON CAPITAL ADVISORS, LLC

Background

The primary purpose of this proposal is to enable Recon Capital Advisors, LLC (“Recon Capital”) to continue to serve as the investment adviser to the Funds. Recon is currently owned by Recon Capital Partners, LLC. Recon Capital Partners, LLC intends to sell that entire interest in a transaction (the “Transaction”). Upon the closing of the Transaction, Horizons ETFs Management (USA) LLC will have a 100% ownership interest in Recon Capital, and Recon Capital’s name will become “Horizons ETFs Management (USA) LLC.” Horizons ETFs Management (USA) LLC is an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd.

The Funds are series of the Trust, a Delaware Statutory Trust. Each Fund is an exchange-traded fund listed on an exchange and managed to provide investment results that correspond with an index.

Fund Name	Ticker Symbol	Exchange	Index
BullMark LatAm Select Leaders ETF	BMLA	NASDAQ	BullMark LatAm Select Leaders Index
Recon Capital DAX Germany ETF	DAX	NASDAQ	DAX Index
Recon Capital NASDAQ 100 Covered Call ETF	QYLD	NASDAQ	CBOE NASDAQ-100 BuyWrite V2 Index
Recon Capital USA Managed Risk ETF	USMR	NYSE	STOXX USA 900 Minimum Variance Index

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing its interest to less than 25% is presumed to constitute an “assignment” of the adviser. The 1940 Act further states that a change of control of an investment adviser causes the adviser’s investment advisory agreements to be “assigned,” which results in the automatic termination of the agreements by the agreements’ terms as required by the 1940 Act. The Transaction, as described above, is presumed to constitute a change of control of Recon Capital for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the current investment advisory agreements with Recon with respect to each Fund (collectively, the “Current Agreement”).

In order for Recon Capital to serve as the investment adviser to the Funds, the Trustees are requesting that shareholders approve a new investment advisory agreement with Recon Capital (the “New Agreement”). Approval of the New Agreement will not raise the fees paid by a Fund or a Fund’s shareholders. Recon Capital has served as investment adviser to (i) BullMark LatAm Select Leaders ETF since it commenced operations on May 18, 2016; (ii) Recon Capital DAX Germany ETF since it commenced operations on October 23, 2014; (iii) Recon Capital NASDAQ 100 Covered Call ETF since it commenced operations on December 12, 2013; and (iv) Recon Capital USA Managed Risk ETF since it commenced operations on September 20, 2016. Recon Capital believes the Transaction will not result in any interruption or decrease in the quality of services provided by Recon Capital or to be provided by Recon Capital. The BullMark LatAm Select Leaders ETF is currently managed by Kevin Kelly, Garrett Paolella and Jonathan Molchan, and the Recon Capital DAX Germany ETF, the Recon Capital NASDAQ 100 Covered Call ETF and Recon Capital USA Managed Risk ETF are currently managed by Kevin Kelly and Garrett Paolella. After the Transaction, Mr. Kelley and Mr. Paolella will continue to serve each Fund as co-portfolio managers of each Fund, and Mr. Molchan will continue to serve as another co-portfolio manager for the BullMark LatAm Select Leaders ETF. There will be no changes to the Funds’ investment objectives, principal strategies or risks.

3

Each of the Funds will become part of the Horizons Exchange Traded Funds Group, one of the largest collective families of ETFs in the world. Recon Capital’s team will join Horizons USA, a subsidiary of Mirae Asset Global Investments Co., Ltd. The addition of these ETFs to the Horizons USA platform means that Horizons ETFs will offer five US-listed ETFs, representing approximately US$149 million in assets under management (as of September 30, 2016).

The New Agreement will be identical in all material respects to the Current Agreement, except that the date of its execution, effectiveness, and expiration will change, and the New Agreement will reflect the services Recon Capital currently provides to the Funds pursuant to two agreements, the Current Agreement and the Supervision Agreement, in a single agreement. The Management Fee of each Fund as set forth in each Fund’s Prospectus will not change. Instead of the Management Fee being bifurcated into an Advisory Fee and Supervision Fee as currently is the case, each Fund will pay a single Management Fee because the Supervision Agreement will no longer be in effect. As shown in the table below, each Fund will pay the same fee under the New Agreement as it does under the Current Agreement and Supervision Agreement.

Name of Fund	Current Agreements			New Agreement
	Advisory Fee	Supervision Fee	Combined Management Fee	Management Fee
BullMark LatAm Select Leaders ETF	0.40%	0.15%	0.55%	0.55%
DAX Germany ETF	0.30%	0.15%	0.45%	0.45%
NASDAQ 100 Covered Call ETF	0.45%	0.15%	0.60%	0.60%
USA Managed Risk ETF	0.35%	0.15%	0.50%	0.50%
	Each fee is a percentage of the Fund’s average daily net assets.

Until at least February 28, 2018, Recon Capital agrees to waive its fees and to pay or absorb the ordinary annual operating expenses of the Recon Capital USA Managed Risk Fund (including offering and organizational expenses, but excluding taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation), to the extent that they exceed 0.30% of the Fund’s average daily net assets. This expense limitation arrangement, including its contractual termination date, will remain in place after the Transaction.

If the New Agreement is approved by Shareholders, the Supervision Agreement will cease to exist. Under the current arrangement between Recon Capital and the BullMark LatAm Select Leaders ETF, Recon Capital does not pay the Fund’s custody fees and expenses. This arrangement will remain in place if shareholders approve the New Agreement.

The effective date of the New Agreement will be the date of the closing of the Transaction.

At a meeting on November 21, 2016 (the “Board Meeting”), the Board approved the New Agreement between the Trust, on behalf of each Fund, and Recon Capital, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with Recon Capital.

4

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or Recon Capital (“Independent Trustees”), originally approved the Current Agreement at meetings on September 7, 2016, July 1, 2015, August 18, 2014 and October 29, 2013 with respect to Recon Capital USA Managed Risk ETF, BullMark LatAm Select Leaders ETF, Recon Capital DAX Germany ETF and Recon Capital NASDAQ 100 Covered Call ETF, respectively, and most recently renewed the Current Agreement with respect to Recon Capital DAX Germany ETF and Recon Capital NASDAQ 100 Covered Call ETF at a meeting on September 7, 2016. Under the terms of the Current Agreement and the New Agreement, Recon Capital is entitled to receive an annual fee from each Fund equal to the Management Fee stated in the table above. For such compensation, Recon Capital, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

With respect to each Fund, the New Agreement:

1.	provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;

2.	automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund; and

3.	may be terminated upon 60 days’ notice by Recon Capital given to the Fund.

The New Agreement, like the Current Agreement, provides that Recon Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, the Trust will enter into the New Agreement with Recon Capital. If the New Agreement with Recon Capital is not approved by shareholders, the Board and Recon Capital will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Recon Capital

Recon Capital is a Delaware limited liability company, located at 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901. The names, addresses, and principal occupations of the directors, principal executive officers and controlling shareholders of Recon Capital as of the date of this Proxy Statement are set forth below:

5

Name and Address*:	Principal Occupation:
Recon Capital Partners, LLC	Parent Company
Garrett Keith Paolella	Chief Executive Officer

*The address of each director, principal executive officer and controlling shareholder listed is c/o Recon Capital Advisors, LLC, 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901.

Garrett Keith Paolella is also a Trustee, President, Chief Executive Officer, and Chief Financial Officer of the Trust.

Recon Capital is indirectly owned and controlled by the controlling shareholders of Recon Capital Partners, LLC, which owns 100% of Recon Capital’s interests. Kelly & Company LLC owns 28.005% of the voting interests of Recon Capital Partners, LLC and Kevin Kelly is the sole owner of Kelly & Company LLC. GKP Capital, LLC owns 28.005% of the voting interests of Recon Capital Partners, LLC. Garrett Keith Paolella is the sole owner of GKP Capital, LLC. RLB Holdings, LLC owns 24.99% of the voting interests of Recon Capital Partners, LLC. Ray and Lydia Bartoszek are the joint owners of RLB Holdings, LLC. Messrs. Kelly, Paolella, and Bartoszek are collectively deemed to control Recon Capital. The address of each of the above is c/o Recon Capital Advisors, LLC, 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901.

When the Transaction closes, Recon Capital will become wholly-owned by Horizons ETFs Management (USA) LLC. Recon Capital’s management, portfolio management, compliance, legal and client service teams will remain intact.

Horizons ETFs Management (USA) LLC is a member of the Horizons ETFs Group. The Horizons ETFs Group consists of innovative financial services companies offering regional families of ETFs in Canada, Korea, Hong Kong, Australia, the United States and Colombia. Currently, all of the ETFs offered by these companies use the Horizons ETFs’ brand with the exception of the "BetaShares" family of ETFs in Australia and the "Mirae Asset Tiger ETFs" family in Korea. With approximately US$11.8 billion in assets under management and 197 ETF listings worldwide (as of September 30, 2016), the Horizons ETFs Group makes up one of the largest collective families of ETFs in the world. All of the Horizons ETFs Group companies and affiliates are subsidiaries of Mirae Asset Global Investments Co., Ltd. After the Transaction closes, each Fund and the Trust may be renamed to reflect the "Horizons" brand.

During the fiscal year ended October 31, 2016, under the Current Agreement, Recon Capital NASDAQ 100 Covered Call ETF incurred investment advisory fees of $243,279.73, Recon Capital DAX Germany ETF incurred investment advisory fees of $60,829.70, BullMark LatAm Select Leaders ETF incurred investment advisory fees of $6,869.74, and Recon Capital USA Managed Risk ETF incurred investment advisory fees of $7,663.27.

Evaluation by the Board of Trustees

At an “in-person” meeting held on November 21, 2016 (the “Meeting”) in New York, New York, the Board of Trustees (the “Board”) of the Recon Capital Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed issues pertaining to the proposed approval of the investment advisory agreement between Recon Capital and BullMark LatAm Select Leaders ETF, Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF and Recon Capital USA Managed Risk ETF (the “Advisory Agreement”), that would be effective upon the closing of the purchase of Recon Capital by Horizons ETF Management (USA) LLC (the “Purchase”). The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

6

The Board met with representatives from Recon Capital, Horizons ETF Management (USA) LLC and with legal counsel. This information formed the primary basis for the Board’s determinations. During the Meeting, the Board reviewed a memorandum that detailed the duties and responsibilities of the Trustees with respect to their consideration of the Advisory Agreement. The Board also reviewed materials provided by Recon Capital and Horizons ETF Management (USA) LLC including, but not limited to: (1) organizational overviews of Recon Capital and biographies of the personnel providing services to BullMark LatAm Select Leaders ETF, Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF and Recon Capital USA Managed Risk ETF (each a “Fund” and, collectively, the “Funds”), (2) a copy of the Advisory Agreement, (3) informational response from Horizons ETF Management (USA) LLC, and (4) exchange-traded fund industry fee comparison data.

The Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement was in the best interests of the respective Funds. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for each Fund, the Board considered numerous factors, as described below.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by Recon Capital to the Funds. The Board engaged in discussions with Recon Capital’s senior management responsible for the overall functioning of the Funds’ investment operations. The Board reviewed and considered the nature and extent of the investment advisory services provided by Recon Capital under the Advisory Agreement, noting that it included the supervisory services formerly provided by Recon Capital under a supervision agreement. The Board also noted that the nature, extent and quality of services provided Recon Capital were not expected to change after the Purchase since the Recon Capital organization will essentially be the same except for certain infrastructure improvements.

The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of Recon Capital who provide the advisory and supervisory services to the Funds and concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Advisory Agreement. The Board also noted that the portfolio managers will not change after the Purchase.

Performance Relative to Comparable Funds Managed by Other Investment Advisers. The Board discussed each Fund’s performance in comparison to the performance of the specified benchmark index for the various periods.

It noted that the BullMark LatAm Select Leaders ETF seeks to provide investment results that correspond, before fees and expenses, to the price and yield performance of the BullMark LatAm Select Leaders Index. Since inception through October 31, 2016, the BullMark LatAm Select Leaders ETF returned 24.05% (NAV) versus 24.42% for the BullMark LatAm Select Leaders Index. The Board noted the short performance history to review, as the Fund’s inception was May 18, 2016.

7

It noted that the Recon Capital DAX Germany ETF seeks to provide investment results that correspond, before fees and expenses, to the price and yield performance of the DAX® Index. Since inception through October 31, 2016, the Recon Capital DAX Germany ETF returned 0.73% (NAV) versus 3.29% for the DAX® Index. For the one-year period ended October 31, 2016, the Recon Capital DAX Germany ETF returned -3.41% (NAV) versus -2.44% for the DAX® Index. The Fund’s inception was October 23, 2014.

It noted that the Recon Capital NASDAQ 100 Covered Call ETF seeks to provide investment results that will closely correspond, before fees and expenses, generally to the price and yield performance of the CBOE NASDAQ-100® BuyWrite V2 Index. Since inception through October 31, 2016, the Recon Capital NASDAQ 100 Covered Call ETF ETF returned 16.47% (NAV) versus 17.62% for the CBOE NASDAQ-100® BuyWrite V2 Index. For the one-year period ended October 31, 2016, the QYLD ETF returned 3.32% (NAV) versus 4.28% for the CBOE NASDAQ-100® BuyWrite V2 Index. It was noted that on October 14, 2015, Recon Capital NASDAQ 100 Covered Call ETF changed its index from CBOE NASDAQ-100 BuyWrite Index (BXN) to CBOE NASDAQ-100 BuyWrite V2 Index The Fund’s inception was December 12, 2013.

It noted that the Recon Capital USA Managed Risk ETF seeks to provide investment results that correspond, before fees and expenses, to the price and yield performance of the STOXX USA 900 Minimum Variance Index. Since inception through October 31, 2016, the Recon Capital USA Managed Risk ETF returned -2.32% versus -2.40% for the STOXX USA 900 Minimum Variance Index. The Board noted the short performance history to review, as the Fund’s inception was September 20, 2016.

The Trustees evaluated the correlation and tracking error between the benchmark indexes and each Fund’s performance. Based on its review, the Board found that the performance, the nature and extent of services provided to each Fund under the respective Advisory Agreement were appropriate and that the quality was satisfactory.

Fees Relative to Other Proprietary Funds Managed by the Adviser With Comparable Investment Strategies. The Board noted that Recon Capital did not currently manage any other ETFs, mutual funds or private funds with comparable investment strategies and, accordingly, no comparison of the Funds’ fees to those of other funds and/or accounts managed by Recon Capital with comparable investment strategies could be made at this time.

Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisers. The Board (i) reviewed the advisory fee rates paid under the Advisory Agreement and the total expense ratios of each Fund and (ii) reviewed information provided by Recon Capital regarding the management fee rates paid by an expense peer group for each Fund. The Board noted that the aggregate expense ratios for the Funds were: 0.55% of the average daily net assets, 0.60% of the average daily net assets, 0.45% of the average daily net assets and 0.50% of the average daily net assets, of BullMark LatAm Select Leaders ETF, Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF and Recon Capital USA Managed Risk ETF, respectively. The Board further noted that the advisory fee for each Fund was a unitary fee pursuant to which Recon Capital assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

8

The Board reviewed the fee information of peer ETFs identified by Recon Capital. Each Fund is subject to a unified fee arrangement, resulting in the advisory fee and total expense ratio being the same. However, Recon Capital does not pay the custody expenses for the BullMark LatAm Select Leaders ETF, resulting in that Fund having a slightly higher total expense ratio than its investment advisory fee.

The Board noted that in the case of the BullMark LatAm Select Leaders ETF, it had a higher expense ratio of 0.70% than its two peers, which were 0.49% and 0.62%. The Board noted that the total expense ratio for BullMark LatAm High Dividend ETF would be slightly higher than certain peer ETFs but found the proposed fees and expenses to still be within an acceptable range.

The Board noted that in the case of the Recon Capital DAX Germany ETF, none of the three peer ETFs had a lower investment advisory fee or expense ratio than the Recon Capital NASDAQ 100 Covered Call ETF’s investment advisory fee of 0.45%.

The Board noted that in the case of the Recon Capital NASDAQ 100 Covered Call ETF, none of the three peer ETFs had a lower advisory fee or expense ratio than the Recon Capital NASDAQ 100 Covered Call ETF’s expense ratio of 0.60%.

The Board noted that the advisory fee, 0.50%, and total expense ratio, 0.50%, for the Recon Capital USA Managed Risk ETF would be higher than the peer ETFs but found the proposed fees and expenses to still be within an acceptable range. The peer ETFs were existing ETFs and have had time to grow in terms of assets, while the Fund will be a new fund. In addition, the peer ETFs were part of larger ETF and mutual fund complexes as compared to the Recon Capital ETF complex. The Fund would be subject to a contractual fee waiver, that will lower its expense ratio to 0.30% until at least to February, 2018. The Board further noted that the Fund has certain features unique to it relative to its peer ETFs. For example, the Fund will rebalance monthly as compared to quarterly or semi-annually. The Fund’s index is also sophisticated in terms of its starting universe, construction and eventual constituents, all designed to minimize volatility.

The Board concluded that the advisory fee rates and total expense ratio for each Fund were acceptable as compared to peer funds.

Economies of Scale. The Board reviewed the structure of the management fee schedules under the Advisory Agreement and noted that the management fee schedules for each Fund and the unitary fee structure effectively acts as a cap on the fees (excluding certain investment-related and extraordinary expenses) to be paid by each Fund. The Board considered that each Fund still had a relatively short operating history and that the potential growth was uncertain. The Board therefore concluded that it would be premature to consider economies of scale as a factor in approving the Advisory Agreement at the present time.

Profitability of the Adviser. The Board considered the profits realized by Recon Capital, taking into consideration other benefits to Recon Capital. The Board heard financial profit projections based upon assumptions about asset levels of each Fund and Recon Capital’s costs, noting that any such projections are speculative and do not guarantee Recon Capital’s profits. It was the consensus of the Board that Recon Capital’s relationship with each Fund was not unreasonably profitable, especially because the advisory relationship between only one fund, Recon Capital 100 Covered Call ETF, was currently profitable to Recon Capital.

Other Benefits of the Relationship. The Board considered other benefits to Recon Capital derived from its relationship with each Fund and concluded that the advisory fees in each case were reasonable taking into account any such benefits.

9

Resources of the Adviser. The Board found that Recon Capital will continue to be financially sound as part of the Mirae organization and will have even greater resources to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the organizational structure of Recon Capital and the policies and procedures formulated and adopted by Recon Capital for managing each Fund’s operations.

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the Advisory Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

The Board, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

10

PROPOSAL 2

ELECTION OF A TRUSTEE

At a Board meeting held on November 21, 2016, the current Trustees of the Trust nominated for election the independent nominee listed below to serve on the Board of the Trust. The nominee, Mr. John L. Jacobs, served as a Trustee of the Trust since September 24, 2015. Mr. Jacobs is not an “interested person” of the Trust within the meaning of the Investment Company Act (an “Independent Nominee” or “Independent Trustee”). Mr. Jacobs was nominated by the Trust’s current Board members who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended. The shareholders of the Funds are being asked to vote for the election of Mr. Jacobs at this Special Meeting. If elected, Mr. Jacobs will hold office until the election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed. Mr. Jacobs is considered an Independent Trustee.

Generally, the Board believes that Mr. Jacobs is competent to serve because of his overall merits. The Board believes Mr. Jacobs possesses experiences, qualifications, and skills valuable to the Funds, and has substantial business experience, effective leadership skills and ability to critically review, evaluate and assess information. The Board concluded, upon the recommendation of the Nominating Committee, that Mr. Jacobs is qualified to serve as a Trustee of the Trust because he has over 30 years of experience in the financial services industry serving in various leadership and investment-related roles. Currently, Mr. Jacobs is CEO of Q3 Advisors, LLC, a financial, accounting, research and management consultant business. Mr. Jacobs is also a Distinguished Policy Fellow and the Executive Director of the Center for Financial Markets and Policy at the McDonough School of Business at Georgetown University. Mr. Jacobs also served as Executive Vice President, Global Information Services, for The NASDAQ OMX Group from January 2010 to January 2015. Mr. Jacobs also served NASDAQ in a variety of positions, starting his career with the firm in 1983. Mr. Jacobs possesses deep expertise in fund operations, and investment strategy and management. Additionally, Mr. Jacobs possesses a strong understanding of generally accepted accounting principles (“GAAP”) and the related internal controls and procedures necessary for financial reporting. He has significant experience in auditing and evaluating financial statements. Mr. Jacobs is a Certified Public Accountant, earned an MBA in Finance from Loyola University of Maryland, and received a B.S. in Accounting from the University of Maryland, College Park. These experiences and educational background were favorable factors in determining that Mr. Jacobs should be elected to the Board.

The Board believes that Mr. Jacobs’ experience, qualifications, attributes and skills lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities with respect to the Trust. The Board believes that Mr. Jacobs’ ability to review, critically evaluate, question and discuss information provided, to interact effectively with the Funds’ Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of his duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills of Mr. Jacobs, (ii) his character and integrity, (iii) the length of service as a board member of the Trust, (iv) his willingness to serve and ability to commit the time necessary to perform the duties of a Trustee.

Information about the Nominee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years

John L. Jacobs, 1959	Trustee	Since September 2015	Founder and CEO of Q3 Advisors, LLC (January 2015 – Present); Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy at the McDonough School of Business at Georgetown University (January 2015 – Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010-January 2015).	5	Independent Trustee of Crow Point Global Dividend Plus Fund

11

Information about the Other Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years

Robinson C. Jacobs, 1978	Trustee and Chairman of the Board of Trustees	Since July 2014	Comprehensive Financial Management (Investment Management) (August 2016 – Present); Analyst, Gagnon Securities (September 2012- August 2016); Vice President, CSL Capital (April 2011-May 2012); Consultant to various hedge fund groups.	5	Independent Trustee of Crow Point Global Dividend Plus Fund

Mark W. Buckley-Jones, 1979	Trustee	Since July 2014	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014-Present); Chief Financial Officer, VS Capital Partners, LP (August 2011-December 2013) and Berman Capital Management, LP (May 2007-July 2011).	5	Independent Trustee of Crow Point Global Dividend Plus Fund

12

Information about the Interested Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years

Garrett K. Paolella, 1986	Trustee, President, Chief Executive Officer, Chief Financial Officer and Secretary	Since November 2013	Managing Partner, Recon Capital Partners, LLC (October 2011-Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008-January 2011)	5	Independent Trustee of Crow Point Global Dividend Plus Fund

Richard M. Keary, 1962[3]	Trustee	Since October 2013	Principal and Founder, Global ETF Advisors, LLC (consulting firm) (April 2009-Present); Managing Director—Business Development, NASDAQ OMX Group (April 2002-April 2009).	5	None.

Information About the Officers Who Are Not Trustees

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Troy M. Cates, 1976	Secretary	Since March 2016	Partner and Head of Trading, Recon Capital Partners, LLC (September 2014 - present); Executive Director, MKM Partners (research, sales and trading firm) (July 2006–August 2014).

Tami M. Pester, 1967	Chief Compliance Officer	Since August 2014	Director, Foreside Compliance Services (March 2014-Present); Associate Counsel and Compliance Officer, Acadian Asset Management LLC (June 2008-December 2012).

1.	The address for each Trustee and officer is 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901.
2.	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3.	Effective August 1, 2015, Mr. Keary was deemed to be an interested trustee because, through his wholly-owned firm Global ETF Advisors, LLC, from time to time, he provides certain consulting services to the Adviser or its affiliates (other than the Trust).

Leadership Structure of the Board

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the

13

functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis. The Audit Committee met two times during the fiscal year ended October 31, 2016.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors. The Nominating Committee believes the Board generally benefits from different backgrounds, experiences and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating Committee met twice during the fiscal year ended October 31, 2016.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

14

Fund Ownership

The following table sets forth the dollar range of equity securities in the Trust beneficially owned by the Nominee as of November 30, 2016:

Independent Trustee Nominee

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies
John L Jacobs	None	None

Independent Trustees Not Including Nominees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies

Mark W. Buckley-Jones	None	None
Robinson C. Jacobs	None	None

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies

Richard M. Keary	None	None
Garrett K. Paolella	None	None

Compensation

The Trust pays each Independent Trustee an annual retainer of $3,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ending October 31, 2016. Annual Trustee fees may be reviewed periodically and changed by the Board.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex
Mark W. Buckley-Jones	$ 3,000	None	$ 6,000
John L. Jacobs	$ 3,000	None	$ 6,000
Robinson C. Jacobs	$ 3,000	None	$ 6,000
Richard M. Keary	None	None	None
Garrett K. Paolella	None	None	None

The officers and Interested Trustees of the Trust do not receive any compensation from the Trust for serving in their respective capacities.

THE BOARD OF TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2 FOR THE ELECTION OF MR. JOHN L. JACOBS AS A TRUSTEE OF THE TRUST.

15

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of Recon Capital Series Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on May 17, 2012. The Trust’s principal executive offices are located at 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901. The Board supervises the business activities of the Funds. Like other exchange-traded funds, the Funds retain various organizations to perform specialized services. The Funds currently retain Recon Capital as investment advisor. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as principal underwriter and distributor of the Funds. U.S. Bancorp Fund Services, LLC, with principal offices located at 777 East Wisconsin Avenue, Milwaukee, WI 53202, provides the Funds with transfer agent, accounting, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about December 9, 2016. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Fund. In addition, [AST Fund Solutions, Inc.] may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund. The Fund has also arranged to have votes recorded by telephone. [AST Fund Solutions, Inc.] is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to the Secretary of the Fund; (2) attendance at the Special Meeting and voting in person; (3) by proper execution and return of a new proxy card (if received in time to be voted); or (4) by calling the telephone number found on the enclosed proxy card. Mere attendance at the Special Meeting will not revoke voting instructions.

A quorum of shareholders is required to take action at the Special Meeting. At least thirty-three and one-third percent (33 1/3%) of the shares of a Fund entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election, on behalf of a Fund, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat

16

abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the proposal, as applicable.

Failure of a quorum to be present at the Special Meeting will necessitate adjournment to permit further solicitation of proxies with respect to the proposal. Under the Fund’s By-Laws, an adjournment of a meeting when a quorum is present requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

As of the December 1, 2016 Record Date, the following numbers of shares of beneficial interest of each Fund were issued and outstanding:

Fund	Shares Issued and Outstanding
BullMark LatAm Select Leaders ETF
Recon Capital DAX Germany ETF
Recon Capital NASDAQ 100 Covered Call ETF
Recon Capital USA Managed Risk ETF

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal I.  Shareholders of each Fund will vote separately with respect to their Fund. Each whole Share shall entitle the shareholder thereof to vote as to each matter the shareholders is entitled to vote, and each fractional Share shall be entitled to a proportional fractional vote.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. Because a trustee is elected by a plurality, non-votes and abstentions will have no effect on Proposal 2. For Proposal 2, the nominee receiving a plurality of votes cast at the meeting will be elected.

17

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of either Fund on the Record Date.

As of the December 1, 2016 Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

BullMark LatAm Select Leaders ETF
Name and Address of Beneficial Owner	Beneficial Ownership
%

Recon Capital NASDAQ 100 Covered Call ETF
Name and Address of Beneficial Owner	Beneficial Ownership
%

Recon DAX Germany ETF
Name and Address of Beneficial Owner	Beneficial Ownership
%

Recon Capital USA Managed Risk ETF
Name and Address of Beneficial Owner	Beneficial Ownership
%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals

18

submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Garrett K. Paolella, President, Recon Capital Series Trust, 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged [AST Fund Solutions, Inc.], a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $[            ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by [Horizons ETFs Management (USA) LLC]. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and Recon Capital will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Recon Capital may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-844-723-8637, or write the Trust at 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901.

19

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on January 5, 2017

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at proxyonline.com/docs/[________].pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Garrett K. Paolella, President

Dated: November 21, 2016

If you have any questions before you vote, please call our proxy information line at 1-[   ]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

20

Exhibit A

INVESTMENT ADVISORY AGREEMENT
RECON CAPITAL SERIES TRUST

AGREEMENT, made this [ ]th day of [ ], 2017, among Recon Capital Series Trust (“Trust”), on behalf of its series set forth on Schedule A, as may be amended from time to time (each, a “Fund” and, together, the “Funds”) and Recon Capital Advisors, LLC, a Delaware limited liability company (“Adviser”).

WHEREAS, the Trust is a Delaware statutory trust which is authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Trust wishes to retain the Adviser to render investment management and investment advisory services for each Fund listed in Schedule A and the Adviser is willing to furnish such services to the Funds.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser and the Trust as follows:

I.          Appointment

A.                The Trust hereby appoints the Adviser to act as investment manager and investment adviser to each Fund listed in Schedule A for the periods and on the terms set forth herein. The Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and agrees to render the services and carry out its obligations set forth in this Agreement.

B.                 In the event that the Trust establishes one or more series other than each Fund listed on Schedule A attached hereto, with respect to which the Trust desires to retain the Adviser to act as investment manager and investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it shall notify the Trust in writing whereupon such series shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as each Fund named herein except to the extent that said provisions are modified with respect to such Fund in writing by the Adviser and the Trust at that time.

II.         Services as Investment Adviser

A.        Subject to the general supervision and oversight of the Board of Trustees of the Trust (“Board”), the Adviser will:

1.                provide a program of continuous investment management to each of the Funds listed in Schedule A in accordance with each Fund’s investment objective, strategies, policies and limitations as stated in each Fund’s prospectuses and statement of additional information (“SAI”) filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time (each a “Prospectus” and, together, “Prospectuses”);

21

2.                invest and reinvest the assets of each Fund by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use and what portion of the assets of each Fund will be invested or held uninvested as cash;

3.                 oversee the placement of purchase and sale orders on behalf of each Fund;

4.                employ professional portfolio managers and securities analysts to provide research services to each of the Funds;

5.                vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested in a manner that complies with the Trust’s proxy voting policies and procedures and, in the good faith judgment of the Adviser, best serves the interests of each Fund’s shareholders; maintain records of all proxies voted on behalf of each Fund; and provide information to the Trust or its designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 under the 1940 Act;

6.                maintain books and records with respect to each Fund’s securities transactions;

7.                provide periodic and special reports to the Board, as requested;

8.                cooperate with and provide reasonable assistance to the Trust’s other service providers by: (a) keeping them fully informed as to such matters that they reasonably may deem necessary or appropriate with respect to the performance of their obligations to the each Fund, (b) providing prompt responses to reasonable requests for information or assistance and (c) establishing appropriate processes to promote the efficient exchange of information between the Adviser and each Fund’s other service providers;

9.                assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of each Fund, the periodic updating of the registration statement, Prospectus, SAI, and other reports and documents for the Funds required to be filed by the Trust with the SEC and other governmental bodies; and

10.            designate the identity and weighting of the securities (and amount of cash, if any) to be accepted in exchange for creation units of each Fund or that will be applicable that day to redemption requests received by the Fund.

B.         The Adviser or its delegate shall initially determine and make any subsequent modifications to the portfolio composition file (“PCF”). The PCF shall specify the amount of the cash component, the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund (and may give directions to the Trust’s custodian with respect to such designations).

C.                  In providing those services, the Adviser will provide each Fund with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Adviser will furnish each Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplates purchasing.

22

D.                   The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers, including but not limited to delegating the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board members and approved in a manner consistent with the 1940 Act. However, no such no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law.

E.                    The Adviser further agrees that, in performing its duties hereunder, it will:

1.                comply, both itself and with respect to each Fund, in all material respects with (a) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (b) the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) with respect to the application of the Commodity Exchange Act (“CEA”), (c) the Internal Revenue Code of 1986, as amended (“Code”) and all applicable regulations under the Code, (d) the investment objectives, strategies, policies and limitations of each Fund as described in the Prospectuses, (e) the Trust’s exemptive order, (f) the Trust’s Declaration of Trust and By-Laws, and (g) all other applicable federal and state law and regulations, and with all applicable policies and procedures adopted by the Board;

2.                manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

3.                with respect to each Fund’s securities transactions and holdings, (a) maintain required and/or necessary books and records, (b) render to the Board such periodic and special reports as the Board may reasonably request, and (c) keep the Board informed of developments materially affecting each Fund’s portfolio;

4.                make available to the Board, the Trust’s Chief Compliance Officer (“CCO”) and administrator, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board, the Adviser will complete periodic or special questionnaires and furnish to the Board such periodic and special reports regarding each Fund and the Adviser. In addition, the Adviser will furnish to the Board, and, subject to compliance with any applicable policies and procedures regarding disclosure of each Fund’s portfolio holdings, to third-party data reporting services all currently available standardized performance information and other customary data;

5.                make available to the Board at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Board and the Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of each of the Funds;

6.                review draft reports to shareholders and other documents provided to Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

7.                make available to the Trust’s administrator and, as appropriate, the Trust,

23

promptly upon its request, such copies of its investment records and ledgers with respect to the Funds as any of them consider to be necessary and/or required to assist the administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Board with such periodic and special reports regarding each Fund as they may reasonably request;

8.                use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information, in providing investment advice to each Fund;

9.                immediately notify the Trust and the Board in the event that the Adviser or any of its affiliates becomes aware that the Adviser: (a) is subject to a statutory disqualification that prevents the Adviser from serving as an investment adviser pursuant to this Agreement; (b) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (c) fails to be a commodity trading adviser (“CTA”) that is either exempt from registration with the CFTC or is registered with the CFTC as a CTA and a member of the National Futures Association (“NFA”), whichever is applicable, in order to perform its obligations under this Agreement; (d) is the subject of an administrative proceeding or enforcement action by the SEC, the CFTC, the NFA or other regulatory or self-regulatory authority; or (e) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, that involves or may reasonable be deemed to involve the affairs of the Trust. The Adviser further agrees to notify the Trust immediately of (a) any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust’s Registration Statement regarding any Fund, or any amendment or supplement thereto, but that is reasonably deemed to be material and, therefore, required to be disclosed therein, and (b) any statement contained in the Trust’s Registration Statement regarding any Fund that is untrue or becomes untrue in any material respect. The Adviser will promptly notify the Trust and the Board if its senior management or any member of the portfolio management team for any Fund changes or if an actual change in control or management of the Adviser occurs or is expected;

10.            not disclose information regarding each Fund’s characteristics, trading history, portfolio holdings or any other related information to any third party, except in compliance with the Trust’s policies on disclosure of portfolio holdings, and otherwise treat as confidential and proprietary information regarding each Fund, including each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund;

11.            provide the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Trust or the Board may reasonably request from time to time in order to assist the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of each Fund’s Form N-CSRs, Form N-Qs or other required filings by each Fund;

24

12.            will promptly assist the Trust in (a) determining the fair value of portfolio securities when market quotations are not readily available (including promptly making knowledgeable personnel of the Adviser available for discussions with the administrator, the Board and/or any fair valuation committee appointed by the Board upon reasonable request), (b) obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the each Fund and (b) providing information upon request on valuations the Adviser has determined of securities also held by other clients of the Adviser, all for the purpose of calculating each Fund’s net asset value in accordance with the policies, procedures and methods established by the Board; and

13.            meet with the Board to explain its activities at such times and places as the Board may reasonably request.

III. Brokerage

The Adviser may place orders for each Fund directly with the issuers of the securities or any broker or dealer or through any electronic or other trading system. The Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Funds, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to each Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to any Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser may cause each Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to each Fund. It is understood that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Adviser and its affiliates are authorized to effect portfolio transactions for each Fund and to retain brokerage commissions on such transactions. The Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for each Fund with orders for its other clients where: (A) such aggregation or bunching of order is not inconsistent with a Fund’s investment objectives,

25

policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser, and (C) the Adviser shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.

IV. Records

A.                The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act, and other applicable statutes and rules, any such records as are required to be maintained by the Adviser with respect to each Fund by the 1940 Act and such other applicable statutes and regulations relating to its responsibilities provided hereunder, other than those records being maintained by any administrator, custodian or transfer agent appointed by the Trust pursuant to a contractual arrangement with the Trust that has agreed that such records remain the property of the Trust and will be surrendered promptly upon the Trust’s request. The Adviser further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

B.                 The Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested by them in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws, rules and regulations.

C.                 The Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of the Adviser. The Adviser shall coordinate with the Trust as appropriate with respect to the making of such filings.

V. Standard of Care

The Adviser shall exercise its best judgment in rendering the services under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to any Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement. As used in this Section V, the term “Adviser” shall include any officers, partners, employees, or other affiliates of the Adviser performing services with respect to a Fund.

VI. Compensation

In connection with its services to each Fund specified in Schedule A, the Trust agrees to pay the Adviser, or cause to be paid to the Adviser, the compensation specified in Schedule B.

All fees shall be computed and accrued daily and payable monthly. For purposes of determining fees payable in this manner, the value of a Fund’s average daily net assets shall be computed at the times and in the manner specified in the Fund’s Prospectuses.

26

VII. Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. In addition, the Adviser shall bear the following expenses under this Agreement:

A.	Expenses of all audits by Trust’s independent public accountants;
B.	Expenses of the Trust’s transfer agent, registrar, dividend disbursing agent, securities lending agent, fund accounting agent, and recordkeeping agent;
C.	Expenses of the Trust’s custodial services, including any recordkeeping services provided by the custodian (except BullMark LatAm Select Leaders ETF);
D.	Expenses of obtaining quotations for calculating the value of each Fund’s net assets;
E.	Expenses of obtaining Portfolio Activity Reports for each Fund;
F.	Expenses of maintaining the Trust’s tax records;
G.	The Trust’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Delaware statutory trust registered as an open-end management investment company or fees that arise in the ordinary course of business in connection with listing Shares of any Fund on a securities exchange;
H.	The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act or other insurance premiums;
I.	Association membership dues;
J.	Salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees (if any) and Trustees who are not officers, members, partners or employees of the Manager;
K.	Fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit of the Trust and the Trustees who are not officers, employees, partners, shareholders or members of the Manager; and
L.	Fees and expenses of the Administrator for the Trust and each Fund. The Trust shall bear the following expenses:
M.	Taxes and governmental fees, if any, levied against the Trust or any of its Funds;
N.	Brokerage fees, commissions and other portfolio transaction expenses incurred for any of the Funds;
O.	Costs, including the interest expenses, of borrowing money;
P.	Costs, expenses and fees associated with the custody, safekeeping or maintenance of a Fund’s “Foreign Assets” (as such term is defined in Rule 17f-5 under the 1940 Act) with a bank or depository located outside of the United States;
Q.	Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto;
27

R.	Organizational and offering expenses of the Trust and each Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and
S.	Costs and/or fees, including legal fees, incident to meetings of the Trust’s shareholders, the preparation, printing and distribution of Fund product descriptions for distribution to shareholders or Authorized Participants, notices and proxy statements and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the expenses of issuing, redeeming, registering and qualifying for sale, Shares with federal and state securities authorities.

The Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Adviser. In the event that there is a proposed change in control of the Adviser that would act to terminate this Agreement, and if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Funds to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

VIII. Services of Other Companies or Accounts

The investment advisory services of the Adviser to the Funds under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby. If the Adviser provides any advice to its clients concerning investment in the shares of a Fund, the Adviser shall act solely for such clients in that regard and not in any way on behalf of the Trust or the Funds.

IX. Compliance Matters

A.                The Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act.

B.                 As such, the Adviser agrees to cooperate fully with the Trust and its Trustees and officers, including the Trust’s CCO, with respect to:

1.                  any and all compliance-related matters, and

2.                  the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws”, as that term is defined by Rule 38a-1, by the Trust and the Adviser. In this regard, the Adviser shall:

a.                   submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Adviser’s Rule 38a-1 compliance policies and procedures;

b.                  submit to the Board for its consideration and approval, annually (and at such other times as the Trust may reasonably request), a report (“Report”) fully describing any material amendments to the Adviser’s Rule 38a-1 compliance policies and

28

procedures since the more recent of: (i) the Board’s approval of such policies and procedures or (ii) the most recent Report;

c.                   provide periodic reports discussing the Adviser’s Rule 38a-1 compliance program and special reports in the event of material compliance matters;

d.                  permit the Trust and its Trustees and officers to become familiar with the Adviser’s operations and understand those aspects of the Adviser’s operations that may expose the Trust to compliance risks or lead to a violation by the Trust or the Adviser of the federal securities laws;

e.                   permit the Trust and its Trustees and officers to maintain an active working relationship with the Adviser’s compliance personnel by, among other things, providing the Trust’s CCO and other officers with a specified individual within the Adviser’s organization to discuss and address compliance-related matters;

f.                   provide the Trust and its Trustees and CCO with such certifications as may be reasonably requested; and

g.                  reasonably cooperate with the Trust’s any independent registered public accounting firm and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

h.                  the Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

X. Duration and Termination

A.        Insofar as the holders of Shares representing the interests in the Funds are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, for periods of one year so long as such continuance for each Fund is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and by the Trustees of the Trust or by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Fund; provided, however, that this Agreement may be terminated by the Trust as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Fund affected thereby on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

B.                With respect to any Fund that is not a current Fund (“New Fund”) this Agreement shall become effective on such date as determined by the Board, provided that with respect to any New Fund, this Agreement shall not take effect unless it has been approved (1) by a vote of a majority of the members of the Board, including a majority of those Board members who are

29

not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval and (2) by vote of a majority of that New Fund’s outstanding voting securities. For any New Fund, this Agreement shall continue in effect unless sooner terminated, as provided herein, for two years from the initial approval date for each New Fund and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (a) the vote of a majority of the members of the Board or (b) a vote of a “majority” (as defined in the 1940 Act) of the New Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

C.                 Termination. This Agreement is terminable with respect to any Fund, without penalty, on sixty (60) days’ written notice by the Board or by vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days’ written notice by the Adviser. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

XI.           Confidential Information

Each party agrees that it will treat confidentially all information provided by any other party regarding such other parties’ businesses and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

XII.        Amendment

No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund, and (ii) a majority of the members of the Board, including a majority of Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

XIII. Miscellaneous

A.                This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

B.                 Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

30

C.                 This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

D.                This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

E.                 If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

F.                  Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Funds. The Adviser shall for all purposes herein be deemed to be an independent contractor unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time.

The Adviser agrees that the name “Recon,” “Recon Capital” or variations thereof may be used in the name of a Fund advised by Recon under this Agreement and that such name, together with any related logos and any service marks containing the word “Recon,” “Recon Capital” or variations thereof may be used in connection with the Trust’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Trust will cease such use. The Trust acknowledges that it has no rights to the name “Recon,” “Recon Capital” or variations thereof and such logos or service marks other than those granted in this paragraph and that the Adviser reserves to itself the right to grant the nonexclusive right to use the name “Recon,” “Recon Capital” or variations thereof and such logos or service marks to any other person.

This Agreement is executed by or on behalf of the Trust with respect to each of the Funds and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Fund-by-Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund.

I. Notices.

Notices of any kind to be given to the Trust by Adviser shall be in writing and shall be duly given if mailed or delivered to the Trust’s administrator, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, or at such other address or to such individual as shall be specified by the Trust.

Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at Recon Capital Advisors, LLC, 1 Landmark Square, 8th Floor, Stamford, CT 06091, or at such other address or to such individual as shall be specified by the Adviser.

31

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

RECON CAPITAL SERIES TRUST

By: _____________
Name: Garret Paolella

Title: President and Chief Executive Officer

RECON CAPITAL ADVISORS, LLC

By: _____________

Name: Kevin Kelly

Title: Chief Investment Officer

By: _____________

Name: Garrett Paolella

Title: Chief Executive Officer

32

SCHEDULE A

As of [           ] [   ], 2017

Recon Capital Series Trust

Recon Capital NASDAQ 100 Covered Call ETF

Recon Capital DAX Germany ETF

Recon Capital USA Managed Risk ETF

BullMark LatAm Select Leaders ETF

33

SCHEDULE B

As of [          ] [   ], 2017

Recon Capital NASDAQ 100 Covered Call ETF	0.60%
Recon Capital DAX Germany ETF	0.45%
Recon Capital USA Managed Risk ETF	0.50%
BullMark LatAm Select Leaders ETF	0.55%

[PROXY CARD]